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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 23, 2004


                         COMMISSION FILE NUMBER: 1-11106


                                  PRIMEDIA INC.
                                  -------------
               (Exact name of registrant as specified in its charter)


            DELAWARE                                        13-3647573

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      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)


                     745 Fifth Avenue, New York, New York
                   ----------------------------------------
                   (Address of principal executive offices)


                                    10151
                                   -------
                                 (Zip Code)


Registrant's telephone number, including area code        (212) 745-0100
                                                          --------------


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ITEM 8.01   OTHER EVENTS

      It has come to PRIMEDIA Inc.'s attention that the EDGAR submission on March 15, 2004 of its Annual Report on Form 10-K for the year ended December 31, 2003 inadvertently omitted certain company officers' and directors' signatures, which timely and properly had been obtained. Accordingly, on September 23, 2004, PRIMEDIA Inc. filed a Form 10-K/A with the Securities and Exchange Commission for the sole, ministerial purpose of amending its original filing to include these signatures. No other changes of any kind have been made to the original filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PRIMEDIA INC.
                                     -------------
                                     (Registrant)





Date:   September 23, 2004              /s/  Beverly C. Chell
     ---------------------   -------------------------------------------------
                                          (Signature)
                                   Vice Chairman and Secretary